Execution Version

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of May 7, 2019 (this "Amendment") by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the "Borrower") and UBS AG, STAMFORD BRANCH (the "Issuing Lender") amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017, as amended on October 27, 2017 and as further amended on October 30, 2018 (the "Reimbursement Agreement"), as in effect on the date hereof.

WITNESSETH:

WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein;

WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and

WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

§ 1 **Definitions.** Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement.

§ 2 **Amendments.**

Addendum B-1 to Exhibit B of the Reimbursement Agreement is hereby amended by deleting Addendum B-1 in its entirety and replacing it with Schedule I hereto.

§ 3 **Agreement Otherwise Unchanged.** Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended,

supplemented and otherwise modified and in effect from time to time.

§ 4 **Effective Date.** This Amendment shall become effective as of the date hereof.

§ 5 **Representations and Warranties.** At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof.

§ 6 **No Default, Event of Default or Early Prepayment Event.** At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment.

§ 7 **Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers.** The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein.

§ 8 **Counterparts.** This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HAMILTON RE, LTD.,
as Borrower

By: [signature]
Name: David Amaro
Title: Associate Legal Counsel

UBS AG, STAMFORD BRANCH,
as Issuing Lender

By:________________________
Name: Darlene Arias
Title: Director

By:________________________
Name: Houssem Daly
Title: Associate Director

[Signature Page of Third Amendment to Third Amended and Restated Reimbursement Agreement]

Schedule I

[See Addendum B-1, Attached]

UBS

Application for Irrevocable Standby Letter of Credit

Letter of Credit No. :
Account No. :
Date :

☐ Stamford Branch ☐ New York Branch ☐ Miami Branch

Please issue an irrevocable Letter of Credit substantially as set forth below and forward same by:

☐ Swift ☐ Courier ☐ Other ______

Advising Bank (if blank, you may advise through your correspondent) Name : Address : Swift Code :	**Applicant** (including OBO) Name : Address :
In favor of (Beneficiary) Name : Address : Swift Code	**Confirming Bank (Optional)** Name : Address : Swift Code
Transaction amount & currency :	**Expiration date** Initial expiration date (less than 1 yr) : Annual auto extension ☐ Yes ☐ No Final expiration date (if applicable) :

Additional beneficiary information

Beneficiary business description ______

Is the Beneficiary a shell company?☐ Yes ☐ No. If yes, details

______

Transaction details

Transaction purpose (Select one of the below as applicable option with details)

☐Lease obligations (office leases, warehouses, etc.)

______

☐Repayment of loans (Principal amount and/or interest) related to Credit/Loan Agreements

- What is loan for? ______

☐Unpaid invoices (Services/Goods)

- What are the services/goods involved? Copies of Contract/ Proforma invoice/ Order must be provided

______

☐Insurance Contracts

- Life insurance premium/ guaranteeing bond/surety (purpose of bond/surety)? Other insurance?

______

☐Performance under a contract/ Securing an agreement

- What is the contract / agreement about?

______

☐Other (Explain in detail)

UBS

Does the LC involve sale/purchase of goods? ☐Yes ☐ No

If the LC involves sale/purchase of goods, only then the following section for goods based LC to be filled :

Goods based LC information

- What are the underlying goods ? ____________________
- How will the goods be utilized by the applicant? ____________________
- Originator of goods Name & Address including country: ____________________
- Recipient of goods Name & Address including country: ____________________
- How is the requested Letter of Credit amount derived based on the price per good and number of goods? (Is the LC issuance amount = No. of goods times price of per unit ☐Yes ☐ No, If not, substantiate) ____________________

Shipment related details

- How will the goods be transported? Provide documentation with shipping details ____________________
- Port of Origin ____________________
- Port of destination ____________________
- Is transshipment involved?☐ Yes ☐ No. If Yes, details ____________________

The letter of credit shall be available as per the terms of its draft.

Other instructions or information, if any (otherwise leave in blank):

____

____

The credit will be subject to the Uniform Customs and Practice for Documentary Credit, 2007 Revision, ICC Publication No. 600 (the "UCP") or ISP98 (the 'ISP98), according to the final letter of credit draft to be signed by the applicant.
The undersigned agrees that you may exclude UCP Article 14(d) from the terms of the letter of credit and agrees to indemnify and hold harmless you and each of your correspondents from and against all claims, actions, suits and other proceedings, and all losses, damages and costs (including fees and expenses of counsel) that you or any of your correspondents may suffer or incur by reason of your or such correspondent's accepting documents that substantially comply with the requirements contained in the letter of credit.
When transport documents referred to in UCP Article 14(c) are required, the requirement of the UCP Article 14(c) that such documents be presented no later than 21 days after the date of shipment is not applicable unless otherwise specified by the applicant.
If the letter of credit stipulates drawings in installments within given periods or according to an availability schedule, UCP Article 32 is not applicable unless otherwise specified by the applicant.

IN CONSIDERATION OF YOUR ISSUING A LETTER OF CREDIT AS REQUESTED ABOVE, THE UNDERSIGNED AGREES TO PAY TO YOU THE AMOUNT OF EACH DRAWING UNDER THE LETTER OF CREDIT AND AGREES THAT THE LETTER OF CREDIT IS ISSUED UNDER; AND, IN CONNECTION THEREWITH AGREES TO BE SUBJECT TO ALL THE PROVISIONS OF THE ___________ AGREEMENT DATED _________, SIGNED BY THE APPLICANT.

Signature(s)

Applicant signature Print Name of applicant Date		
Authorized signature 2 Print Name of authorized signatory Date		